united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23949

Axxes Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

3011 Ponce de Leon Blvd. Suite 1420 Coral Gables, FL 33134

(Address of principal executive offices) (Zip code)

Joseph DaGrosa, Jr.

3011 Ponce de Leon Blvd. Suite 1420 Coral Gables, FL 33134

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(877) 462-9937

Date of fiscal year end: 3/31

Date of reporting period: 3/31/26

Item 1. Reports to Stockholders.

(a)       [Annual Report]

Axxes Opportunistic Credit Fund
Class I Shares (AXOIX)

Annual Report

March 31, 2026

1-877-462-9937

www.axxescapital.com

Distributed by Ultimus Fund Distributors, LLC

Member FINRA

Axxes Opportunistic Credit Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2026

The Fund’s performance figures(*) for the year ended March 31, 2026, compared to its benchmarks:

Since Inception
Axxes Opportunistic Credit Fund - Class I	-3.59%
Bloomberg U.S. Corporate High Yield Index (a)	1.81%
J.P. Morgan Collateralized Loan Obligation BBB Index (b)	-1.08%
Morningstar LSTA U.S. Leveraged Loan Index (c)	1.23%
SOFR Index (d)	2.38%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Adviser not waived its fees or reimbursed other expenses. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 1-877-462-9937 or visit www.axxescapital.com.

(a)	The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. The Bloomberg U.S. Corporate Investment Grade Index is a broad based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market.

(b)	The J.P. Morgan Collateralized Loan Obligation BBB Index aims to track the performance of BBB-rated debt tranches of broadly syndicated, arbitrage US dollar-denominated debt as part of the flagship J.P. Morgan CLOIE Index ($CLOIE). The index includes 2500+ tranches managed by 140+ CLO managers across the BBB original rating bucket.

(c)	The Morningstar LSTA US Leveraged Loan Index is a market-value-weighted, weekly-rebalanced index designed to measure the performance of the US leveraged loan market, providing comprehensive coverage of senior secured corporate loans. It captures the performance of USD-denominated loans, often featuring floating-rate coupons.

(d)	The SOFR Index is a daily, non-seasonally adjusted, Federal Reserve Bank of New York published measure representing the cumulative impact of compounding the Secured Overnight Financing Rate (SOFR) on a $1 investment since April 2, 2018.

Comparison of the Change in Value of a $1,000,000 Investment

Portfolio Composition as of March 31, 2026:
Asset Backed Securities	89.5%
Short-term Investment	10.1%
Other Assets In Excess of Liabilities	0.4%
100.0%

Please refer to the Consolidated Schedule of Investments in this report for a detailed listing of the Fund’s consolidated holdings.

Dear Shareholder,

We thank you for your investment in the Axxes Opportunistic Credit Fund (“The Fund”). The Fund’s Class I (AXOIX) shares commenced operations on August 26, 2025. This report covers the fiscal year from April 1, 2025 to March 31, 2026.

The Period was characterized by a U.S. economy that remained broadly resilient but grew increasingly uneven. Headline CPI inflation reaccelerated from 2.9% for the twelve months ended August 2025 to 3.3% for the twelve months ended March 2026, including a sharp month-over-month increase in energy prices late in the Period, keeping inflation above the Federal Reserve’s (the “Fed”) 2% long-run target.¹ The labor market cooled but held together, with the unemployment rate beginning and ending the Period at 4.3%, reaching 4.6% in November 2025, while monthly payroll growth was uneven.² Real GDP growth decelerated sharply, from an annualized 4.4% in the third quarter of 2025 to just 0.5% in the fourth quarter, according to the Bureau of Economic Analysis’ Third Estimate released April 9, 2026.³ The Fed cut its target federal funds rate three times during the Period — on September 17, October 29, and December 10, 2025 — for a cumulative 75 basis points (one hundredth of one percent, or 0.01%), lowering the target range to 3.50%–3.75%, before pausing at its March 18, 2026 meeting.⁴ Three-month Term SOFR, the primary benchmark for the Fund’s floating-rate portfolio, declined from approximately 4.4% at the start of the Period to roughly 3.9% at year-end 2025 and approximately 3.7% by March 31, 2026, based on prevailing 3-month CME Term SOFR settings during the Period.⁵

2025 was broadly constructive for leveraged loans and CLO markets. U.S. CLO issuance exceeded $200 billion, while approximately $337 billion of refinancing and reset activity reflected managers extending deal lives and optimizing funding costs.⁶ The Morningstar LSTA U.S. Leveraged Loan Index returned 5.9% for full-year 2025.⁶

The Period nevertheless included several idiosyncratic credit events that increased investor focus on collateral integrity and financing structures, including the September 2025 restructuring of First Brands Group and the Chapter 7 liquidation of Tricolor Holdings.⁷ United Site Services followed in December 2025 with a prepackaged Chapter 11 filing seeking to eliminate approximately $2.4 billion in funded debt.⁸ These developments contributed to increased dispersion across credit markets.

Investor sentiment weakened further during the first quarter of 2026 as software-sector borrowers — a meaningful component of the broadly syndicated loan universe underlying many CLO portfolios — experienced spread widening across equity, leveraged-loan, and private credit markets.⁹ This repricing flowed through to CLO tranche valuations and contributed to mark-to-market volatility during the Period. Mark-to-market or fair value accounting allows for measuring the fair value of accounts, such as assets and liabilities, based on their current market price. Lower-rated CLO tranches experienced greater price sensitivity than higher-rated tranches, reflecting their higher spread exposure despite continued stability in underlying loan-collateral performance. Price weakness in BB- and B-rated CLO tranches10 — the core of the Fund’s strategy — appeared primarily mark-to-market in nature rather than driven by realized credit impairment.

The Axxes Opportunistic Credit Fund’s Class I shares (AXOIX) commenced operations on August 26, 2025, with an initial net asset value (“NAV”) of $10.00 per share. The Fund’s Class I NAV ended the Period at $9.26 per share as of March 31, 2026.11 The Fund paid two distributions from net investment income during the Period: $0.2375 per share on December 30, 2025 and $0.1584 per share on March 31, 2026, for total distributions of $0.3959 per share.12 Including the reinvestment of those distributions, the Fund’s total return since inception through March 31, 2026 was -3.59%, with income substantially offsetting mark-to-market price weakness — consistent with the design of a floating-rate, income-first strategy.11 Based on the most recent quarterly distribution annualized, the distribution

20260518-5491954

rate is approximately 6.84% of the March 31, 2026 NAV per share.12 Total net assets were approximately $6.8 million as of March 31, 2026.

We appreciate your continued support and confidence in the Fund.

Sincerely,

Joseph E. DaGrosa

Chairman & CEO

Axxes Capital Inc

April 2026

Investors should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. This and other important information about the fund is contained in the fund’s prospectus and supplements which can be obtained by calling 877-462-9937. The prospectus should be read carefully before investing. The fund is distributed by Ultimus Fund Distributors, LLC. Ultimus Fund Distributors, LLC and Axxes Capital are not affiliated.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please call 877-462-9937.

1 Source: U.S. Bureau of Labor Statistics, “Consumer Price Index — All Urban Consumers, “August 2025 release and March 2026 release. CPI figures are 12-month percentage change, not seasonally adjusted. Energy month-over-month figure is from the March 2026 release. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

2 Source: U.S. Bureau of Labor Statistics, “The Employment Situation,” August 2025, November 2025, and March 2026 releases. Unemployment rate of 4.6% in November 2025 is from the November 2025 release (December 16, 2025).

3 Source: U.S. Bureau of Economic Analysis, Gross Domestic Product (Third Estimate), Fourth Quarter and Year 2025, April 9, 2026.

4 Source: Board of Governors of the Federal Reserve System, FOMC statements dated September 17, 2025, October 29, 2025, December 10, 2025, and March 18, 2026.

5 Source: Federal Reserve Bank of NY, Secured Overnight Financing Rate Data (5/12/26 website accessed). The Secured Overnight Financing Rate (SOFR) is a benchmark interest rate for dollar-denominated derivatives and loans.

6 Source: PitchBook LCD / Morningstar LSTA U.S. Leveraged Loan Index, full-year 2025 return; Deutsche Bank Research, U.S. CLO new issue and refi/reset volume, full-year 2025. A leveraged loan involves providing financing to companies or individuals with substantial existing debt, often attracting investors seeking higher returns in exchange for taking on greater risk. Collateralized loan obligations (CLOs) are structured securities that bundle a pool of lower-rated corporate loans and sell them to investors in tranches. The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

7 Source: Reuters, “US Justice Department opens inquiry into First Brands collapse,” October 9, 2025; Reuters, “US unseals charges against bankrupt Tricolor’s executives over fraud,” December 17, 2025; Cambridge Associates, “Do the Recent Bankruptcies of First Brands and Tricolor Suggest Trouble Ahead in Private Credit?” November 26, 2025.

8 Source: Reuters, “Port-a-potty company files for bankruptcy to wipe away $2.4 billion in debt,” December 29, 2025.

9 Source: Morgan Stanley Investment Management, Software Sell-Off: Framing Concerns About Private Credit, April 1, 2026; BIS Quarterly Review, March 2026; PitchBook LCD leveraged-loan market commentary, First Quarter 2026. Broadly syndicated loans are a type of loan that will typically be arranged by an investment bank and then syndicated to a large group of commercial banks and specialist loan investors (such as CLOs and other types of funds).

10 Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

20260518-5491954

11 Source: Ultimus Fund Solutions LLC (“Fund Administrator”) official NAV calculation report for the Axxes Opportunistic Credit Fund, Class I shares, pricing date March 31, 2026. Net assets of approximately $6.7 million are as reported by the Fund’s administrator. Returns shown are for Class I shares (AXOIX) on a no-load basis. Total return assumes reinvestment of distributions.

12 Source: Axxes Opportunistic Credit Fund, December 2025 Distribution Matrix (pay date December 30, 2025, $0.2375 per Class I share) and March 2026 Distribution Matrix (pay date March 31, 2026, $0.1584 per Class I share). Annualized distribution rate calculated as the most recent quarterly distribution ($0.1584 per share) multiplied by four, divided by the March 31, 2026 NAV per share ($9.26). Distribution rate is not guaranteed and may vary from period to period.

Returns shown are based on NAV and assume reinvestment of all distributions. The Fund’s shares are not listed on any securities exchange, and it is not anticipated that a secondary market for shares will develop. Shares are subject to substantial restrictions on transfer. The Fund operates as an interval fund and offers quarterly repurchases of up to 5% of outstanding shares at NAV. There is no guarantee that Shareholders will be able to sell all of the Shares they desire in a quarterly repurchase offer. Limited liquidity will be provided only through the Fund’s quarterly repurchases and shareholders have no right to require the Fund to redeem their shares in the Fund.

20260518-5491954

AXXES OPPORTUNISTIC CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2026

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 89.5%
	CLO — 89.5%
250,000	Aimco CLO 14 Ltd. Series 14X E2R(a),(b)	TSFR3M + 6.500%	10.1680	10/20/38	$249,341
325,000	Allegro CLO XII Ltd. Series 1X E1R(a),(b)	TSFR3M + 7.400%	11.0700	07/21/37	309,956
325,000	Allegro Clo XVIII Ltd. Series 4X E1(a),(b)	TSFR3M + 6.360%	10.0280	01/25/38	296,347
325,000	Ares LXIII CLO Ltd. Series 63X ER(a),(b)	TSFR3M + 6.000%	9.6720	10/15/38	305,514
350,000	Battalion CLO XXVIII Ltd. Series 28X E(a),(b)	TSFR3M + 5.700%	9.3680	01/20/38	344,423
325,000	Cedar Funding VIII Clo Ltd. Series 8X ERR(a),(b)	TSFR3M + 6.420%	10.0880	01/17/38	292,044
325,000	Dryden 87 CLO Ltd. Series 87X ER(a),(b)	TSFR3M + 6.350%	10.0060	08/20/38	318,318
325,000	Elevation CLO 2021-12 Ltd. Series 12X ER(a),(b)	TSFR3M + 7.480%	11.1480	04/20/37	301,635
250,000	Elmwood CLO 16 Ltd. Series 3X ER(a),(b)	TSFR3M + 6.750%	10.4180	04/20/37	234,999
250,000	Empower CLO 2023-2 Ltd. Series 2X ER(a),(b)	TSFR3M + 5.600%	9.2720	10/15/38	235,744
325,000	Generate CLO 8 Ltd. Series 8X ER2(a),(b)	TSFR3M + 6.350%	10.0180	01/20/38	302,334
325,000	KKR CLO 29 Ltd. Series 29X ER(a),(b)	TSFR3M + 7.080%	10.7520	07/15/37	299,533
325,000	KKR CLO 30 Ltd. Series 30X ER2(a),(b)	TSFR3M + 6.860%	10.5280	04/17/37	302,143
325,000	KKR CLO 49 Ltd. Series 49X ER(a),(b)	TSFR3M + 6.820%	10.4880	10/20/37	305,197
325,000	Madison Park Funding LV Ltd. Series 55X ER(a),(b)	TSFR3M + 6.000%	9.6680	07/18/37	282,672
325,000	Morgan Stanley Eaton Vance CLO 2023-19 Ltd. Series 19X ER(a),(b)	TSFR3M + 5.500%	9.1720	07/15/38	299,984
325,000	Palmer Square CLO 2021-4 Ltd. Series 4X FR(a),(b)	TSFR3M + 8.000%	11.6720	07/15/38	275,375
325,000	Regatta XI Funding Ltd. Series 1X FR(a),(b)	TSFR3M + 8.620%	12.2880	07/17/37	284,510
325,000	Rockford Tower CLO 2021-3 Ltd. Series 3X ER(a),(b)	TSFR3M + 7.420%	11.0920	01/15/38	283,590
325,000	Rockford Tower CLO 2022-3 Ltd. Series 3X ER(a),(b)	TSFR3M + 7.420%	11.0880	07/20/37	290,646
325,000	Symphony CLO XXXII Ltd. Series 32X ER(a),(b)	TSFR3M + 5.800%	9.4710	10/23/35	311,076
	TOTAL ASSET BACKED SECURITIES (Cost $6,644,913)				6,125,381

Shares					Fair Value
	SHORT-TERM INVESTMENT — 10.1%
	MONEY MARKET FUND - 10.1%
691,757	Fidelity Investments Money Market Treasury Portfolio, Class I, 3.55% (Cost $691,757)(c)				691,757

	TOTAL INVESTMENTS - 99.6% (Cost $7,336,670)				$6,817,138
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%				25,727
	NET ASSETS - 100.0%				$6,842,865

TSFR3M	- Term Secured Overnight Financing Rate (SOFR) 3 month

(a)	Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	All or a portion of this investment is a holding of the AOCF Cayman SPV.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2026.

See accompanying notes to consolidated financial statements.

Axxes Opportunistic Credit Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investment securities:
At cost	$7,336,670
At fair value	$6,817,138
Due from Adviser	196,204
Interest receivable	136,554
Deferred offering costs	70,517
Prepaid expenses and other assets	51,398
TOTAL ASSETS	7,271,811

LIABILITIES
Professional fees payable	129,015
Sub-administration and fund accounting fees payable	102,694
Trustees fees and expenses payable	90,000
Transfer agent fees payable	50,336
Incentive fees payable	20,305
Other accrued expenses	36,596
TOTAL LIABILITIES	428,946

NET ASSETS	$6,842,865

Net Assets Consist Of:
Paid in capital	$7,372,181
Accumulated deficit	(529,316)
NET ASSETS	$6,842,865

Net Asset Value Per Share:
Class I Shares:
Net Assets	$6,842,865
Shares of beneficial interest outstanding ($0 par value. unlimited shares authorized)	738,594
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.26

See accompanying notes to consolidated financial statements.

Axxes Opportunistic Credit Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

INVESTMENT INCOME
Interest	$424,664
TOTAL INVESTMENT INCOME	424,664

EXPENSES
Investment advisory fees (See Note 4)	63,099
Professional fees	169,015
Trustees fees and expenses	120,000
Offering costs	103,394
Sub-administrative services fees	78,802
Transfer agent fees	50,336
Incentive fees (See Note 4)	45,815
Custodian fees	34,214
Fund accounting fees	23,993
Insurance expense	19,002
Printing	5,088
Registration fees	302
Other expenses	13,176
TOTAL EXPENSES	726,236

Less: Fees waived/reimbursed by the Adviser (See Note 4)	(575,984)

NET EXPENSES	150,252

NET INVESTMENT INCOME	274,412

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(6,263)
Net change in unrealized depreciation on investments	(519,532)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(525,795)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(251,383)

See accompanying notes to consolidated financial statements.

Axxes Opportunistic Credit Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

		Period from
		October 1, 2024
		(Effective Date of the Fund’s
	Year Ended	Registration Statement)
	March 31, 2026	through March 31, 2025
FROM OPERATIONS
Net investment income (loss)	$274,412	$(179,759)
Reimbursement of expenses (deemed contribution)	—	179,759
Net realized loss from investments	(6,263)	—
Net change in unrealized appreciation (depreciation) on investments	(519,532)	—
Net decrease in net assets resulting from operations	(251,383)	—

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid from earnings:	(279,684)	—
Net Decrease in net assets from distributions to shareholders	(279,684)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class I	6,999,000	—
Reinvestment of distributions to shareholders
Class I	274,932	—
Net increase in net assets from shares of beneficial interest	7,273,932	—

TOTAL INCREASE IN NET ASSETS	6,742,865	—

NET ASSETS
Beginning of Period	100,000	100,000
End of Period	$6,842,865	$100,000

SHARE ACTIVITY
Class I:
Beginning of period	10,000	10,000
Shares Sold	699,900	—
Shares Reinvested	28,694	—
Net increase from share activity	738,594	10,000

See accompanying notes to consolidated financial statements.

Axxes Opportunistic Credit Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Year Ended March 31, 2026 (a)	Class I Shares
Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (b)	0.63
Net realized and unrealized gain (loss) on investments	(0.98)
Total from investment operations	(0.35)
Less distributions from:
Net investment income	(0.39)
Total distributions	(0.39)
Net asset value, end of period	$9.26
Total return (c)(d)	(3.59)%
Net assets, end of period (000s)	$6,843
Ratio of gross expenses to average net assets (e)(f)	17.03%
Ratio of net expenses to average net assets	3.52%
Ratio of net investment income to average net assets (f)	6.43%
Portfolio Turnover Rate	9%

(a)	Since the Fund commenced investment operations was August 26, 2025, a financial highlights table for the Fund has not been included for prior periods.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(d)	Total return was calculated from the commencement of investment activities as of August 26, 2025.

(e)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Adviser.

(f)	During the fiscal year ended March 31, 2026, the Adviser voluntarily waived a portion of its management fees. If these voluntary fee waivers had not occurred, the ratio of gross expenses to average net assets would have been higher by 74 basis points (0.74%) and net investment income would have been lower by 74 basis points (0.74%) .

See accompanying notes to consolidated financial statements.

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2026

1.	ORGANIZATION

Axxes Opportunistic Credit Fund (the “Fund”) was organized as a Delaware statutory trust on December 4, 2023, and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment objective is to generate attractive risk-adjusted returns primarily from current income and, to a lesser extent, from capital appreciation. The Fund commenced investment operations on August 26, 2025.

The Fund offers three classes of shares of beneficial interest (“Shares”), designated as Class A Shares, Class C Shares, and Class I Shares. Class C and Class I Shares are offered at net asset value. Class A Shares are offered at net asset value plus a maximum sales charge of 5.75%. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. There were no Class A or Class C shares issued or outstanding for the year ended March 31, 2026.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.

Basis of Presentation and Use of Estimates — The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation – The Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries including: AOCF Cayman SPV (“ACS”), a Delaware limited liability company. The effects of all intercompany transactions between the Fund and its wholly-owned subsidiaries have been eliminated in consolidation. As of March 31, 2026, the net assets of ACS were $6,259,806, which is 92% of the Fund’s consolidated net assets.

Operating Segments - An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief or Principal Financial Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the consolidated financial statements and consolidated financial highlights.

Security Valuation – Pursuant to the valuation procedures approved by the Fund’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, the Fund relies on certain security pricing services to provide the current market value of securities. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its net asset value (“NAV”), such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by the valuation designee pursuant to Rule 2a-5. Fair valuation may require subjective determinations about the value of a security. Although the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at its direction will accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

There is no single standard for determining fair value of a security. Rather, the valuation designee’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the fair value determined for a security may differ from its actual realizable value or future fair value. As part of its due diligence, the Valuation Designee will attempt to obtain current information on an ongoing basis from market sources or issuers to value all fair valued securities.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund recognizes transfers into and out of Levels 1, 2, and 3 as of the beginning of the reporting period in which the transfer occurs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Asset Backed Securities	$—	$6,125,381	$—	$6,125,381
Short-Term Investment	691,757	—	—	691,757
Total	$691,757	$6,125,381	$—	$6,817,138

*	Refer to Consolidated Schedule of Investments for classifications of individual securities.

The Fund did not hold any Level 3 securities.

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method or where applicable, the first call date of the security.

Federal Income Taxes – It is the Fund’s policy to intend to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended September 30, 2025. The Fund identifies its major tax jurisdictions as U.S. federal, Delaware and Florida and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the fiscal year ended March 31, 2026, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2026.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09 for the year ended March 31, 2026, and concluded that the application of this guidance did not have an impact on its consolidated financial statements.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Corporation up to an insurance limit. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits

Indemnification – The Fund indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Organizational and Offering Costs – Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into Consolidated Statement of Operations over 12 months using the straight-line method. During the year ended March 31, 2026, $103,394 of offering costs were amortized and are reflected in offering costs in the Statement of Operations.

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

3.	PRINCIPAL INVESTMENT RISKS

Debt Securities Risk – Under normal market conditions, the Fund expects to primarily invest in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk – The Fund is subject to the risks of changes in interest rates. While it is expected that the majority of the Fund’s investments will be in floating rate loans, which typically re-price every 90 days, some of the Fund’s investments may be in fixed rate loans and similar debt obligations. The value of such fixed rate loans is susceptible to general changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month Secured Overnight Financing Rate (“SOFR”), may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

High Yield Debt Risk – The Fund may invest in high yield debt (or “junk bonds”). A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. High yield debt may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Certain of these securities may not be publicly traded, and therefore, it may be difficult to accurately value certain portfolio securities and to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities. Because investment in high yield debt involves greater investment risk, achievement of the Fund’s investment objectives will be more dependent on the Sub-Adviser’s analysis than would be the case if the Fund were investing in higher quality debt securities.

Liquidity Risk – the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The Fund may invest in securities which are, or which become, illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Axxes Advisors I LLC serves as the Fund’s investment adviser (the “Adviser”). The Adviser is a SEC registered investment adviser under the Investment Advisers Act of 1940. Pursuant to an investment advisory agreement with the Fund, the Adviser maintains overall responsibility for the oversight and management of the Fund’s business and activities, subject to the general supervision of the Board. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement (the “Management Fee”). The management fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average daily net assets.

During the year ended March 31, 2026, the Adviser agreed to waive its portion of the Management Fee, effectively reducing the annual rate from 1.50% to 0.75%. This fee waiver will be in effect through July 31, 2027. The fee waiver terminates at the end of the contract term and is included in the definition of “Specific Expenses”.

The Fund also pays an incentive fee, calculated and payable quarterly in arrears in an amount equal to 3.75% of the Fund’s “pre-incentive fee net income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.5% per quarter (or an annualized hurdle rate of 6%), subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. For this purpose, “pre-incentive fee net investment income” means interest income, including deferred interest income investments such as original issue discount, debt instruments with payment in-kind, and zero-coupon securities, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Adviser for any administrative services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the DRP), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

●	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% per quarter (or an annualized rate of 6.00%);

●	100% of the pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765%. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.765%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.00% on all of the Fund’s pre-incentive fee net investment income when the pre-incentive fee net investment income reaches 1.765% in any calendar quarter; and

●	15.00% of the amount of the pre-incentive fee net investment income, if any, that exceeds 1.765% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (15.00% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

For the period ended March 31, 2026, the Adviser earned $63,099 in management fees and $45,815 in incentive fees and waived $31,550 in fees.

The Adviser has engaged Greywolf Capital Management LP to act as the Fund’s Sub-Adviser. Pursuant to the investment sub-advisory agreement dated July 31, 2024, (the “Sub-Advisory Agreement”), by and between the Adviser and the Sub-Adviser, the Sub-Adviser has been delegated broad authority to provide day-to-day portfolio management services to the Fund and determine the composition and allocation of the Fund’s portfolio, the nature and timing of changes therein and the manner of implementing such changes; place orders with respect to, and arrange for, any investment (including executing and delivering all documents relating to investment on behalf of the Fund); identify, evaluate and negotiate the structure of Fund investments; monitor and service Fund investments; and determine securities and other assets that the Fund will purchase, retain or sell. In return the Adviser will pay the Sub-Adviser 50% of the management fee and incentive fee. For the period ended March 31, 2026, the Sub-Adviser earned $31,550 in management fees and $22,908 in incentive fees

The Fund entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser on July 31, 2024, as amended and restated on May 22, 2025 pursuant to which the Adviser agreed to waive its monthly fee and pay, absorb or reimburse the Fund’s “Specified Expenses” (as defined below) to the extent necessary so that the Fund’s Specified Expenses do not exceed 2.50% of the average daily value of the Fund’s net assets with respect to any class (the “Expense Cap”). The Expense Limitation Agreement shall remain in effect until July 31, 2026, unless terminated earlier and shall thereafter continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Fund.

“Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and offering expenses, with the exception of: (i) incentive fee payable by the Fund pursuant to the Investment Advisory Agreement; (ii) distribution and servicing fees in respect of any class of share; (iii) interest expense and other expenses incurred in connection with a possible credit facility for the Fund; (iv) expenses incurred in connection with secondary offerings, co-investments and other investment-related expenses of the Fund; (v) taxes; and (vi) extraordinary expenses (as determined in the sole discretion by the Investment Adviser). To the extent that the Adviser bears Specified Expenses in respect of a class of shares, the Adviser may receive reimbursement for any expense amounts that were previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Expense Limitation Agreement, provided that the Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (1) the Expense Cap in place at the time such amounts were paid or borne by the Adviser; or (2) the Fund’s current Expense Cap.

During the period ended March 31, 2026, the Adviser reimbursed expenses in the amount of $544,435 which are subject to recapture by March 31, 2029.

Administration Agreement

Axxes Capital Inc. (the “Administrator”) serves as the Fund’s administrator. Pursuant to the Administration Agreement, the Administrator is responsible for, or will oversee the performance of, required administrative services, which includes providing office space, equipment and office services, maintaining financial records, preparing reports to shareholders and reports filed with the U.S. Securities and Exchange Commission (the “SEC”), and managing the payment of expenses and the performance of administrative and professional services rendered by others. The Fund will reimburse the Administrator for services performed for the Fund pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party.

Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Fund’s outstanding voting securities and, in each case, a majority of the Independent Trustees. The Fund may terminate the Administration Agreement, without payment of any penalty, upon 60 days’

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

written notice. The decision to terminate the agreement may be made by a majority of the Board or by the affirmative vote of a majority of the outstanding Shares. In addition, the Administrator may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Sub-Administration Agreement

Ultimus Fund Solutions LLC (the “Sub-Administrator”) serves as the Fund’s Sub-Administrator. Pursuant to the Sub-Administration Services Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund’s operation. Pursuant to the Sub-Administration Services Agreement, the Sub-Administrator will receive compensation from the Adviser. For the year ended March 31, 2026, the Sub-Administrator service fees earned $153,131, in sub-administrative service fees, fund accounting fees and transfer agent fees, recorded on the Consolidated Statement of Operations, of which $153,030 was payable as of March 31, 2026, and on the Consolidated Statement of Assets and Liabilities.

Distributor

Under the terms of a distribution agreement (the “Distribution Agreement”) between the Fund and Ultimus Fund Distributors LLC (the “Distributor”), the Distributor distributes the Fund’s shares on a “best efforts” basis. The Distributor may enter into selected dealer agreements with various brokers and dealers and their agents that have agreed to participate in the distribution of shares. Additionally, the Distributor is authorized to retain other service providers to provide ongoing investor services and account maintenance services to shareholders. The Fund will pay a monthly fee to the Distributor out of the net assets of Class A Shares for shareholder servicing at an annual rate of 0.25% of the aggregate net asset value of Class A Shares and a monthly fee out of the net assets of Class C Shares at the annual rate of 0.75% for distribution and 0.25% for shareholder servicing of the aggregate net asset value of Class C Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares). The Fund will not pay any fee to the Distributor with respect to the distribution of Class I Shares.

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2026, amounted to $7,218,269 and $566,563 respectively.

6.	TAX INFORMATION

The Fund has selected a tax year end of September 30. The Fund intends to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. As of September 30, 2025, the Fund intends to continue to qualify as a regulated investment company.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund had no distributions for the period through tax year end September 30, 2025.

The following information is computed on a tax basis for each item as of September 30, 2025:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Deficit
$42,260	$—	$—	$(6,263)	$—	$(30,073)	$5,924

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

Permanent book and tax differences, primarily attributable to non-deductible expenses, resulted in reclassifications for the tax period ended September 30, 2025, and had no effect on operations or net assets. The reclassifications were as follows:

Paid
In	Accumulated
Capital	Deficit
$(1,751)	$1,751

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The tax cost and unrealized appreciation (depreciation) for the tax period-ended September 30, 2025 adjusted for March 31, 2026 activity, were as follows:

			Total Unrealized
	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	Depreciation
$7,336,670	$—	$(519,532)	$(519,532)

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of March 31, 2026, Axxes Investments B3, LLC held 98.6% of the voting securities of the Fund.

9.	REPURCHASE OFFERS

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, it intends to conduct quarterly repurchase offers of the outstanding shares at NAV, subject to approval of the Board. In each quarter, such repurchase offers will be at least 5% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances. If shareholders tender for repurchase more than 5% of the outstanding shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase shares pro rata based upon the number of shares tendered by each shareholder. Repurchase offers and the need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments.

During the year ended March 31, 2026, the Fund did not have any repurchase offers.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events after the balance sheet date have been evaluated through the date the consolidated financial statements were available to be issued.

On May 15, 2026, the Fund sold all portfolio investments held by ACS for gross proceeds of $6,170,259, which resulted in a realized loss of $474,528.

Axxes Opportunistic Credit Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
March 31, 2026

On May 18, 2026, the Fund commenced a tender offer pursuant to which the Fund offered to repurchase up to 100% of the outstanding Class I Shares tendered prior to 11:59 p.m., E.T. on June 29, 2026. On May 22, 2026, the Fund declared a dividend of $0.11 per share which was re-invested resulting in an issuance of 8,544 Class I shares. Subsequently, the fund accepted for purchase 736,605 shares at a purchase price per share equal to $9.30. Shares were repurchased on May 26, 2026. Subsequent to the repurchase, 10,532 Class I shares remain outstanding.

Management has evaluated subsequent events after the balance sheet date through the date the consolidated financial statements were available to be issued and has determined there have not been any additional events that have occurred that would require adjustments or disclosures in the consolidated financial statements or the accompanying notes.

KPMG LLP
Suite 1000
620 S. Tryon Street
Charlotte, North Carolina 28202-1842

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Axxes Opportunistic Credit Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Axxes Opportunistic Credit Fund and subsidiary (the Fund), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period from October 1, 2024 (effective date of the Fund’s registration statement) through March 31, 2025, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the year then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from October 1, 2024 (effective date of the Fund’s registration statement) through March 31, 2025, and the consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Axxes Capital investment companies since 2022.

Charlotte, North Carolina

May 29, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Axxes Opportunistic Credit Fund

Trustees and Officers

March 31, 2026 (Unaudited)

The Board consists of five trustees, three of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or the Adviser and are “independent” as determined by the Board (the “Independent Trustees”). The Board elects the officers of the Fund, who serve at the discretion of the Board. Under the Fund’s Declaration of Trust, each trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Fund does not intend to hold annual meetings of its shareholders. Information regarding the members of the Board is set forth below. The address for each trustee is c/o Axxes Opportunistic Credit Fund, 3011 Ponce de Leon Blvd., Suite 1420, Coral Gables, FL 33134

Name and Year of Birth	Position(s) Held with the Fund; Term of Office	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Paul Huchro (1962)	Chairman	Since 2025	Co-CIO, Daemon Investments (Mar. 2022 – Present); Managing Director, Deutsche Bank (Nov. 2017 – Sept. 2019); Partner, Goldman Sachs (Mar. 1986 – Dec. 2016)	2	None
Gwendolyn Hatten Butler (1956)	Trustee	Since Inception	Director, Goldman Sachs Real Estate Income Trust (Apr. 2023 – Present); Director, Mutual of America Financial Group (Aug. 2021 – Present); Director, Ferguson Partners (Jul. 2021 – Present); Director, Wells Enterprises (Dec. 2020 – Jan 2023); President and Chief Investment Officer, Capri Investment Group (Mar. 2007 – Jul. 2021)	2	Goldman Sachs Real Estate Income Trust; Mutual of America Financial Group; Ferguson Partners; Wells Enterprises
Ric Thomas (1965)	Trustee	Since Inception	Professor, Suffolk University (July 2019 – Present); Senior Advisor, The World Bank (Aug. 2019 – Present); Head of Investment Strategy, State Street Global Advisors (Sept. 1998 – May 2019)	2	None

*	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

Axxes Opportunistic Credit Fund

Trustees and Officers

March 31, 2026 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Fund; Term of Office	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex^ Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Gary J. Bachman** (1968)	Trustee, Chief Financial Officer and President	Since 2025	Chief Financial Officer, Axxes Capital (April 2023 – Present); Managing Director, GQG Partners (Jan. 2021 – Apr. 2023); Chief Operating Officer, Pzena Investment Management (Sept. 2012 – Mar. 2020)	2	None
Martha Bejar*** (1962)	Trustee	Since Inception	Chairperson, Afiniti (a data and software company) (Jan. 2022 – Present); Senior Partner, DaGrosa Capital Partners (Sept. 2022 – Present); Director, Quadient SA (Jan. 2019 – Present); Director, Sportsman’s Warehouse (Feb. 2019 – Present); Director, Commvault Systems, Inc. (Jul. 2018 – Present); Director, Lumen Technologies (Jan. 2016 – Present); Co-Founder, Red Bison Advisory Group (Jan. 2013 – Jun. 2019)	2	Lumen Technologies; Commvault Systems, Inc.; Quadient SA; Sportsman’s Warehouse

*	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

**	Mr. Bachman is an interested person of the Fund because of his position with the Fund’s Adviser.

***	Ms. Bejar is an interested person of the Fund because of her position with an affiliate of the Fund’s Adviser.

^	The Fund Complex includes Axxes Private Markets Fund.

Axxes Opportunistic Credit Fund

Trustees and Officers

March 31, 2026 (Unaudited) (Continued)

Officers who are Not Trustees

Information regarding the officers of the Fund who are not Trustees is as follows:

Name and Year of Birth	Position held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Joseph DaGrosa, Jr (1963)	Chief Executive Officer	Since Inception	Founder and Chief Executive Officer, Axxes Capital (Jan. 2022 – Present); Chairman, DaGrosa Capital Partners (Jan. 2019 – Present); Co-Founder and Co- Chair, Quinn Residences (2019 – 2020); Chairman, General American Capital Partners LLC (Jan. 2016 – Apr. 2022); Senior Partner, 1848 Capital Partners LLC (2006 – Apr. 2022)
Michael Wittke (1971)	Chief Compliance Officer	Since December 2025	Vice President, Senior Compliance Officer, Northern Lights, LLC (June 2024 - present); Chief Compliance Officer, Southeastern Asset Management, Inc. (March 2002-May 2024)
Adam Kaplan (1967)	Chief Administrative Officer and Secretary	Since Inception	Chief Administrative Officer, Axxes Capital Inc. (Jun. 2022 – Present); Chief Operating Officer, DaGrosa Capital Partners (Feb. 2021 – Jun. 2022); Independent Consultant (Nov. 2019 – Jan. 2021); Chief Financial Officer, Ship Supply (Mar. 2018 – Oct. 2019); Chief Portfolio Officer, Banyan Mezzanine Partners (Apr. 2009 – Mar. 2018)

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

The address for each officer is c/o Axxes Opportunistic Credit Fund, 3011 Ponce de Leon Blvd., Suite 1420, Coral Gables, FL 33134.

PRIVACY NOTICE

Adopted: February 28, 2024

FACTS	WHAT DOES AXXES OPPORTUNISTIC CREDIT FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●       Social Security number

●       Account balances

●       Account transactions

●       Transaction history

●       Wire transfer instructions

●       Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call the Axxes CCO at(786) 885-4821

Who we are
Who is providing this notice?	Axxes Opportunistic Credit Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●       Open an account

●       Provide account information

●       Give us your contact information

●       Make a wire transfer

●       Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes –information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-462-9937 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-462-9937.

Investment Adviser
Axxes Advisors I LLC
3011 Ponce de Leon Blvd, Suite 1420
Coral Gables, Florida 33134

Sub-Adviser
Greywolf Capital Management LP
4 Manhattanville Rd. Suite 201
Purchase, NY 10577

Administrator
Axxes Capital Inc.
3011 Ponce de Leon Blvd, Suite 1420
Coral Gables, Florida 33134

Sub-Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

(b)       Not Applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)         A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Ms. Hatten Butler is a financial expert, as defined in Item 3 of Form N-CSR. Ms. Butler is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2026- $87,000

2025- NA

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2026- $30,000

2025- NA

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

2026 - $0

2025- NA

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments. Incorporated by reference.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Joseph Marconi and Paul Martin.

Joseph Marconi

Mr. Marconi joined the Sub-Adviser in April 2006 and is a Partner and portfolio manager of the Greywolf CLO Credit Funds. Prior to joining the Sub-Adviser, Mr. Marconi was a Managing Director in the Structured Products Group at Goldman Sachs where he was co-head of ABS Finance and a member of the Mortgage Department Capital Committee (which was responsible for approving capital commitments across the CMBS, RMBS, ABS and CDO businesses). Mr. Marconi joined Goldman Sachs in 1993 and became a Managing Director in 2003. During his tenure at Goldman Sachs, Mr. Marconi held senior positions in several different businesses, including Structured Products, Credit Derivatives and Debt Capital Markets. Prior to joining Goldman Sachs, from 1984 to 1993, Mr. Marconi was an attorney with Cravath, Swaine & Moore in New York and London. Mr. Marconi received a B.A. in Economics, summa cum laude, from Columbia College in 1983 and was elected to Phi Beta Kappa. Mr. Marconi also received a J.D. from Columbia Law School in 1984 and was a Harlan Fiske Stone Scholar each of his three years at the Law School.

Paul Martin

Mr. Martin has been at the Sub-Adviser since 2015, and previously worked at the firm from 2004 to 2009. As a senior credit analyst, Mr. Martin follows multiple industry sectors to recommend the purchase or sale of positions and to monitor existing investments for various Sub-Adviser fund strategies. Mr. Martin often serves as the Sub-Adviser’s representative on creditor committees in restructuring matters and takes a leading role in credit document negotiation and structuring for the firm’s investments. Mr. Martin is responsible for the oversight of performing and non-performing credit investments at the Sub-Adviser and has over 25 years of credit investing experience spanning multiple cycles and investment environments and has actively invested in numerous industries. He has also served on multiple ad hoc creditor committees and served as a board member and chair of various committees at portfolio companies. From 2009 through 2015 Mr. Martin was a private investor in debt and equity securities, private partnerships, and direct loans secured by commercial real estate. Previously, Mr. Martin worked at Watershed Asset Management where he invested in distressed credit opportunities. Mr. Martin held senior associate positions at Farallon Capital Management and Goldman Sachs and was an analyst in the proprietary distressed real estate investment group at Merrill Lynch. Mr. Martin received a Bachelor of Commerce degree with distinction in 1998 from the Sauder School of Business, University of British Columbia, and is a CFA charterholder.

(a)(2) The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

				Total Assets in
			Number of	Accounts Subject
			Accounts Subject	to a Performance-
		Total Assets in	to a Performance-	Based Advisory
	Number of	Accounts	Based Advisory	Fee
Paul Martin	Accounts	($ million)	Fee	($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Joseph Marconi	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	6	48.7	0	0
Other Accounts	0	0	0	0

(a)(3) Employees are compensated with salary and a discretionary annual bonus ultimately determined by the partners of the Sub-Adviser, with input from the employees’ managers. Partner and employee compensation are driven by firm and individual performance.

(a)(4)

As of March, 31 2026, Paul Martin had no beneficial ownership of the Fund.

As of March, 31 2026, Joseph Marconi had no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto Exhibit 99. CERT

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Axxes Opportunistic Credit Fund

By (Signature and Title)

/s/ Joseph DaGrosa, Jr.
Joseph DaGrosa, Jr., Principal Executive Officer/ President

Date	6/08/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph DaGrosa, Jr.
Joseph DaGrosa, Jr., Principal Executive Officer/ President

Date	06/08/2026

By (Signature and Title)

/s/ Gary Bachman
Gary Bachman, Principal Financial Officer/ Treasurer

Date	06/08/2026